VIRTUS KAR Small-Cap Growth Series
SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2023
($ reported in thousands)
	Shares	Value
Common Stocks—95.9%
Communication Services—11.8%
Auto Trader Group plc	643,000	$ 4,888
MediaAlpha, Inc. Class A(1)	103,998	1,558
Rightmove plc	585,930	4,069
		10,515

Consumer Discretionary—16.4%
Dream Finders Homes, Inc. Class A(1)	89,099	1,180
Fox Factory Holding Corp.(1)	61,835	7,505
Holley, Inc.(1)	240,021	658
Ollie’s Bargain Outlet Holdings, Inc.(1)	37,459	2,170
Revolve Group, Inc. Class A(1)	117,825	3,099
		14,612

Consumer Staples—2.5%
Grocery Outlet Holding Corp.(1)	50,218	1,419
PriceSmart, Inc.	11,300	808
		2,227

Financials—29.6%
FactSet Research Systems, Inc.	6,429	2,669
Goosehead Insurance, Inc. Class A(1)	35,780	1,868
Interactive Brokers Group, Inc. Class A	49,773	4,109
MarketAxess Holdings, Inc.	10,128	3,963
Morningstar, Inc.	15,800	3,208
Oportun Financial Corp.(1)	45,880	177
Ryan Specialty Holdings, Inc. Class A(1)	172,984	6,961
ServisFirst Bancshares, Inc.	61,731	3,372
		26,327

Health Care—5.4%
Mesa Laboratories, Inc.	3,635	635
National Research Corp.	34,152	1,486
U.S. Physical Therapy, Inc.	26,936	2,637
		4,758

Industrials—12.2%
AAON, Inc.	57,200	5,531
HEICO Corp. Class A	22,870	3,108
Omega Flex, Inc.	19,797	2,206
		10,845

Information Technology—18.0%
Aspen Technology, Inc.(1)	10,697	2,448
	Shares	Value

Information Technology—continued
BILL Holdings, Inc.(1)	35,635	$ 2,892
Blackline, Inc.(1)	39,490	2,652
nCino, Inc.(1)	120,696	2,991
NVE Corp.	6,250	519
Olo, Inc. Class A(1)	221,979	1,811
SPS Commerce, Inc.(1)	17,822	2,714
		16,027

Total Common Stocks (Identified Cost $52,623)		85,311

Total Long-Term Investments—95.9% (Identified Cost $52,623)		85,311

Short-Term Investment—3.2%
Money Market Mutual Fund—3.2%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 4.705%)(2)	2,890,318	2,890
Total Short-Term Investment (Identified Cost $2,890)		2,890

TOTAL INVESTMENTS—99.1% (Identified Cost $55,513)		$88,201
Other assets and liabilities, net—0.9%		790
NET ASSETS—100.0%		$88,991

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings†
United States	90%
United Kingdom	10
Total	100%
† % of total investments as of March 31, 2023.
The following table summarizes the value of the Series’ investments as of March 31, 2023, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at March 31, 2023	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$85,311	$85,311
Money Market Mutual Fund	2,890	2,890
Total Investments	$88,201	$88,201
There were no securities valued using  significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at March 31, 2023.
There were no transfers into or  out of Level 3 related to securities held at March 31, 2023.
See Notes to Schedule of Investments

VIRTUS KAR Small-Cap Growth Series
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2023
Note 1. Security Valuation
The Series utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Series’ policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Series’ major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the Adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Series calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Series fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt instruments, including convertible bonds, and restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt instruments that are internally fair valued by the Adviser’s Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter (“OTC”) derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Series’ net assets by each major security type is disclosed at the end of the Schedule of Investments for the Series. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For additional information about significant accounting policies, refer to the Series’ most recent semi or annual report.
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